EXHIBIT 10.6


                           INTEREST PURCHASE AGREEMENT

                                 BY AND BETWEEN

                           TOUCHSTONE LOUISIANA, INC.

                                       AND

                       ENDEAVOUR INTERNATIONAL CORPORATION

                                 APRIL 30, 2004

                           INTEREST PURCHASE AGREEMENT

      THIS INTEREST PURCHASE AGREEMENT (the "Agreement") is made and entered into this 30th day of April, 2004, by and between TOUCHSTONE LOUISIANA, INC. a Delaware corporation ("Touchstone Louisiana"), and ENDEAVOUR INTERNATIONAL CORPORATION, a Nevada corporation ("Endeavour").

                                    RECITALS

      WHEREAS, the Board of Directors and shareholders of Touchstone Louisiana have approved, and deem it advisable and in the best interests of their respective companies and stockholders, to consummate the transactions contemplated hereby upon the terms and subject to the conditions set forth in this Agreement; and

      WHEREAS, Touchstone Louisiana wishes to purchase from Endeavour, and Endeavour wishes to sell to Touchstone Louisiana, a certain limited partnership interest owned by Endeavour in exchange for cash consideration and a note payable (the transactions contemplated hereby collectively referred to herein as, the "Transactions").

      NOW, THEREFORE, in consideration of the foregoing premises and representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                PURCHASE AND SALE

      1.1 THE PURCHASE AND SALE.

            (a) The Purchase and Sale. Upon the terms and subject to the conditions set forth in this Agreement, Touchstone Louisiana shall purchase, and Endeavour shall sell, Endeavour's 24.9975% Class A limited partnership interest (the "Interest") in Louisiana Shelf Partners, L.P. (the "Partnership").

            (b) Purchase Price. In consideration for the sale of the Interest by Endeavour to Touchstone Louisiana and for other covenants and agreements of Endeavour contained herein, Touchstone Louisiana shall transfer to Endeavour two million, two hundred fifty thousand dollars ($2,250,000) (the "Purchase Price") payable as follows:

                  (i) Two hundred fifty thousand dollars ($250,000) (the "Cash Consideration") as of the date hereof, which amount will be applied against the Purchase Price on the Closing Date (as defined below); and

                  (ii) The issuance by Touchstone Louisiana of a note dated as of the Closing Date substantially in the form attached hereto as Exhibit 1.1(b)(ii) (the "Note") payable to Endeavour in the amount of two million dollars ($2,000,000).

                                   ARTICLE II

                                   THE CLOSING

      2.1 CLOSING DATE.

            The closing of the Transactions (the "Closing") shall take place as of the date hereof (the "Closing Date") at the offices of Endeavour or at such other place as may be mutually agreed upon in writing by the parties hereto.

      2.2 CLOSING DELIVERIES.

            (a) At the Closing, Touchstone Louisiana shall deliver or cause to be delivered to Endeavour the following documents:

                  (i) The Cash Consideration of immediately available funds payable by wire transfer to an account designated by Endeavour to Touchstone Louisiana;

                  (ii) The Note;

                  (iii) An incumbency certificate signed by the executive officer of Touchstone Louisiana dated at or about the Closing Date;

                  (iv) A certificate of good standing from the Secretary of State of the State of Delaware, dated at or about the Closing Date, to the effect that Touchstone Louisiana is in good standing under the laws of said state;

                  (v) Articles of Incorporation of Touchstone Louisiana certified by the Secretary of State of the State of Delaware at or about the Closing Date and the Bylaws of Touchstone Louisiana certified by the Secretary of Touchstone Louisiana at or about the Closing Date;

                  (vi) Director resolutions of Touchstone Louisiana, dated at or about the Closing Date, authorizing the Transactions, certified by the Secretary of Touchstone Louisiana;

                  (vii) Shareholder resolutions of Touchstone Louisiana, dated at or about the Closing Date, authorizing the Transactions, certified by the Secretary of Touchstone Louisiana;

                  (viii) An Adoption Agreement dated as of the Closing Date signed by Touchstone Louisiana whereby Touchstone Louisiana agrees to be bound by the terms and provisions of the Limited Partnership Agreement of the Partnership dated December 31, 2002 (the "Partnership Agreement") as required by
Section 8.2(b) of the Partnership Agreement;

                  (ix) A power of attorney signed by Touchstone Louisiana in the form set forth in Section 12.16 of the Partnership Agreement whereby Touchstone Louisiana agrees to the appointment of the General Partner (as defined in the Partnership Agreement) as its attorney-in-fact as described therein; and

                  (x) Such other documents, instruments and consents required to consummate the Transactions and to comply with the terms hereof.

            (b) At the Closing, Endeavour shall deliver or cause to be delivered to Touchstone Louisiana the following documents:

                  (i) All agreements evidencing the Interest;

                  (ii) An incumbency certificate signed by an Secretary of Endeavour dated at or about the Closing Date;

                  (iii) A certificate of good standing from the Secretary of State of the State of Nevada, dated at or about the Closing Date, to the effect that Endeavour is in good standing under the laws of said state;

                  (iv) An Adoption Agreement executed by LS Gas, LLC, the general partner of the Partnership, whereby such general partner consents to Touchstone Louisiana becoming a "substituted Limited Partner" within the meaning of Section 8.2(a) of the Partnership Agreement;

                  (v) A written instrument of assignment executed by Endeavoour evidencing its assignment of the Interest to Touchstone Louisiana; and

                  (vi) Such other documents, instruments and consents required to consummate the Transactions and to comply with the terms hereof.

            (c) Each of the parties to this Agreement shall have otherwise executed whatever documents and agreements, provided whatever consents or approvals and shall have taken all such other actions as are required under this Agreement.

                                   ARTICLE III

                REPRESENTATIONS AND WARRANTIES OF TOUCHSTONE LSP

            Touchstone Louisiana hereby makes the following representations and warranties to Endeavour.

      3.1 ORGANIZATION AND QUALIFICATION.

            Touchstone Louisiana is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with full power and authority to own and operate its business as presently conducted, except where the failure to be or have any of the foregoing would not have a Material Adverse Effect. Touchstone Louisiana is duly qualified as a foreign entity to do business and is in good standing in each jurisdiction where the character of its properties owned or held under lease or the nature of its activities makes such qualification necessary, except for such failures to be so qualified or in good standing as would not, individually or in the aggregate, have a Material Adverse

Effect. Touchstone Louisiana has no subsidiaries. True, correct and complete copies of the Certificate of Incorporation and Bylaws of Touchstone Louisiana, as amended to date, are attached hereto as Exhibit 3.1.

      3.2 AUTHORIZATION; VALIDITY AND EFFECT OF AGREEMENT.

            Touchstone Louisiana has the requisite power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the Transactions. The execution and delivery of this Agreement by Touchstone Louisiana and the performance by Touchstone Louisiana of its obligations hereunder and the consummation of the Transactions have been duly authorized by its Board of Directors and all other necessary corporate action on the part of Touchstone Louisiana has been taken, and no other company proceedings on the part of Touchstone Louisiana are necessary to authorize this Agreement and the Transactions. This Agreement has been duly and validly executed and delivered by Touchstone Louisiana and, assuming that it has been duly authorized, executed and delivered by the other parties hereto, constitutes a legal, valid and binding obligation of Touchstone Louisiana, enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

      3.3 NO CONFLICT; REQUIRED FILINGS AND CONSENTS.

            Neither the execution and delivery of this Agreement by Touchstone Louisiana nor the performance by Touchstone Louisiana of its obligations hereunder, nor the consummation of the Transactions, will: (i) conflict with Touchstone Louisiana's Articles of Incorporation and Bylaws; (ii) violate any statute, law, ordinance, rule or regulation applicable to Touchstone Louisiana or any of the properties or assets of Touchstone Louisiana; or (iii) violate, breach, be in conflict with or constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under, or permit the termination of any provision of, or result in the termination of, the acceleration of the maturity of, or the acceleration of the performance of any obligation of Touchstone Louisiana under, or result in the creation or imposition of any Liens upon any properties, assets or business of Touchstone Louisiana under, any material contract or any order, judgment or decree to which Touchstone Louisiana is a party or by which Touchstone Louisiana or any of its assets or properties is bound or encumbered except, in the case of clauses (ii) and (iii), for such violations, breaches, conflicts, defaults or other occurrences which, individually or in the aggregate, would not have a Material Adverse Effect or would not prevent the consummation of this Agreement or the Transactions.

      3.4 INVESTMENT INTENT.

            The Interest being acquired in connection with the Transactions is being acquired for Touchstone Louisiana's own account for investment purposes only and not with a view to, or with any present intention of, distributing or reselling any of such Interest. Touchstone Louisiana acknowledges and agrees that the Interest has not been registered under the Securities Act or under any state securities laws, and that the Interest may not be, directly or indirectly, sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of without registration under the Securities Act and applicable state securities laws, except pursuant to an available exemption from such registration. Touchstone Louisiana also acknowledges and agrees that neither the SEC nor any securities commission or other Governmental Authority has (a) approved the transfer of the Interest or passed upon or endorsed the merits of the transfer of the Interest, this Agreement or the Transactions; or (b) confirmed the accuracy of, determined the adequacy of, or reviewed this Agreement. Touchstone Louisiana has such knowledge, sophistication and experience in financial, tax and business matters in general, and investments in securities in particular, that it is capable of evaluating the merits and risks of this investment in the Interest, and Touchstone Louisiana has made such investigations in connection herewith as it deemed necessary or desirable so as to make an informed investment decision without relying upon Endeavour for legal or tax advice related to this investment. Touchstone Louisiana and each of its stockholders is an "accredited investor" within the meaning of Section 2(a)(15) of the Securities Act.

      3.5 BROKERS AND FINDERS FEES.

            Neither Touchstone Louisiana nor any of its officers, directors, employees or managers has employed any broker or finder or incurred any liability for any investment banking fees, brokerage fees, commissions or finders fees in connection with the Transactions for which Touchstone Louisiana has or could have any liability.

                                   ARTICLE IV

                   REPRESENTATIONS AND WARRANTIES OF ENDEAVOUR

      Endeavour hereby makes the following representations and warranties to Touchstone Louisiana:

      4.1 ORGANIZATION AND QUALIFICATION.

            Endeavour is duly organized, validly existing and in good standing under the laws of its jurisdiction of its organization, with the corporate power and authority to own and operate its business as presently conducted, except where the failure to be or have any of the foregoing would not have a Material Adverse Effect. Endeavour is duly qualified as a foreign corporation or other entity to do business and is in good standing in each jurisdiction where the character of its properties owned or held under lease or the nature of its activities makes such qualification necessary, except for such failures to be so qualified or in good standing as would not have a Material Adverse Effect.

      4.2 AUTHORIZATION; VALIDITY AND EFFECT OF AGREEMENT.

            Endeavour has the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the Transactions. The execution and delivery of this Agreement by Endeavour and the performance by Endeavour of its obligations hereunder and the consummation of the Transactions have been duly authorized by all necessary corporate action on the part of Endeavour and no other corporate action on the part of Endeavour is necessary to authorize this Agreement and the Transactions. This Agreement has been duly and validly executed and delivered by Endeavour and, assuming that it has been duly authorized, executed and delivered by the other parties hereto, constitutes a legal, valid and binding obligation of Endeavour, in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

      4.3 NO CONFLICT; REQUIRED FILINGS AND CONSENTS.

            Neither the execution and delivery of the Agreement by Endeavour nor the performance by Endeavour of its obligations hereunder, nor the consummation of the Transactions, will, assuming receipt of the consent of the general partner of the Partnership and the delivery of the adoption agreement, assignment of partnership interest and power of attorney set forth in Section 2.2: (i) conflict with Endeavour's Articles of Incorporation or Bylaws; (ii) violate any statute, law, ordinance, rule or regulation, applicable to Endeavour or any of the properties or assets of Endeavour; or (iii) violate, breach, be in conflict with or constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under, or permit the termination of any provision of, or result in the termination of, the acceleration of the maturity of, or the acceleration of the performance of any obligation of Endeavour, or result in the creation or imposition of any Lien upon any properties, assets or business of Endeavour under, any material contract or any order, judgment or decree to which Endeavour is a party or by which it or any of its assets or properties is bound or encumbered except, in the case of clauses
(ii) and (iii), for such violations, breaches, conflicts, defaults or other occurrences which, individually or in the aggregate, would not have a material adverse effect on its obligation to perform its covenants under this Agreement.

      4.4 TITLE TO INTEREST.

            Endeavour has good and marketable title to the Interest and is the sole record and beneficial owner of the Interest, free and clear of any Liens. With the exception of this Agreement and the Partnership Agreement, there are no outstanding options, warrants, agreements, conversion rights, preemptive rights or other rights to purchase or otherwise acquire the Interest, nor are there any obligations of any Person to purchase, redeem or otherwise acquire the Interest. There are no voting trusts or other agreements or understandings to which Endeavour is a party with respect to the voting of the Interest, nor is there any indebtedness of Endeavour issued and outstanding that has general voting rights with respect to the Interest.

      4.5 BROKERS AND FINDERS.

            Neither Endeavour nor any of its officers, directors, employees or managers has employed any broker or finder or incurred any liability for any investment banking fees, brokerage fees, commissions or finders' fees in connection with the Transactions for which Endeavour has or could have any liability.

                                    ARTICLE V

                                CERTAIN COVENANTS

      5.1 ACCESS TO INFORMATION.

            At all  times  prior to the  Closing  and in each  case  subject  to
Section 5.2 below, each party hereto shall provide to the other party (and the other party's authorized representatives) reasonable access during normal business hours and upon reasonable prior notice to the premises, properties, books, records, assets, liabilities, operations, contracts, personnel, financial information and other data and information of or relating to such party (including without limitation all written proprietary and trade secret information and documents, and other written information and documents relating to intellectual property rights and matters), and will cooperate with the other party in conducting its due diligence investigation of such party, provided that the party granted such access shall not interfere unreasonably with the operation of the business conducted by the party granting access, and provided that no such access need be granted to privileged information or any agreements or documents subject to confidentiality agreements.

      5.2 CONFIDENTIALITY; NO SOLICITATION.

            (a)  Confidentiality.  Each party  shall  hold,  and shall cause its respective Affiliates and representatives to hold, all Confidential Information made available to it in connection with the transactions contemplated under this Agreement in strict confidence, shall not use such information except for the sole purpose of evaluating the Transactions and shall not disseminate or disclose any of such information other than to its directors, officers, managers, employees, shareholders, interest holders, Affiliates, agents and representatives, as applicable, who need to know such information for the sole purpose of evaluating the Transactions. If this Agreement is terminated pursuant to the provisions of Article VIII, each party shall immediately return to the other party all such information, all copies thereof and all information prepared by the receiving party based upon the same. The above limitations on use, dissemination and disclosure shall not apply to Confidential Information that (i) is learned by the disclosing party from a third party entitled to disclose it; (ii) becomes known publicly other than through the disclosing party or any third party who received the same from the disclosing party, provided that the disclosing party had no Knowledge that the disclosing party was subject to an obligation of confidentiality; (iii) is required by law or court order to be disclosed by the parties; or (iv) is disclosed with the express prior written consent thereto of the other party. The parties shall undertake all necessary steps to ensure that the secrecy and confidentiality of such information will be maintained in accordance with the provisions of this subsection (a). Notwithstanding anything contained herein to the contrary, in the event a party is required by court order or subpoena to disclose information which is otherwise deemed to be confidential or subject to the confidentiality obligations hereunder, prior to such disclosure, the disclosing party shall: (i) promptly notify the non-disclosing party and, if having received a court order or subpoena, deliver a copy of the same to the non-disclosing party; (ii) cooperate with the non-disclosing party, at the expense of the non-disclosing party, in obtaining a protective or similar order with respect to such information; and (iii) provide only that amount of information as the disclosing party is advised by its counsel is necessary to strictly comply with such court order or subpoena.

            (b) No Solicitation. Except as otherwise contemplated in this Agreement, Endeavour shall not, directly or indirectly, solicit any inquiries or proposals for, or enter into or continue or resume any discussions with respect to or enter into any negotiations or agreements relating to the sale or exchange of the Interest. Endeavour shall promptly notify Endeavour if any such proposal or offer, or any inquiry or contact with any Person or entity with respect thereto, is made.

      5.3 BEST EFFORTS; CONSENTS.

            Subject to the terms and conditions herein provided, each of Endeavour and Touchstone Louisiana agrees to use all reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated under this Agreement and to cooperate with the others in connection with the foregoing, including using its reasonable efforts to (i) obtain all waivers, consents and approvals from other parties to loan agreements, leases, mortgages and other contracts necessary for the consummation of such transactions, (ii) make all filings with, and obtain all consents, approvals and authorizations that are required to be obtained from, Governmental Authorities, (iii) lift or rescind any injunction, restraining order, decree or other order adversely affecting the ability of the parties hereto to consummate such transactions, (iv) effect all necessary registrations and filings and submissions of information requested by Governmental Authorities, and (v) fulfill all conditions to this Agreement. Each of Endeavour and Touchstone Louisiana shall use all reasonable efforts to prevent the entry, enactment or promulgation of any threatened or pending preliminary or permanent injunction or other order, decree or ruling or statute, rule, regulation or executive order that would adversely affect the ability of the parties hereto to consummate such transactions.

      5.4 FURTHER ASSURANCES.

            Subject to Section 5.3, each of the parties hereto agrees to use its reasonable best efforts before and after the Closing Date to take or cause to be taken all action, to do or cause to be done, and to assist and cooperate with the other party hereto in doing, all things necessary, proper or advisable under applicable laws to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated under this Agreement, including, but not limited to (i) the satisfaction of the conditions precedent to the obligations of any of the parties hereto; (ii) to the extent consistent with the obligations of the parties set forth in Section 5.3, the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the performance of the obligations hereunder; and
(iii) the execution and delivery of such instruments, and the taking of such other actions, as the other party hereto may reasonably require in order to carry out the intent of this Agreement.

      5.5 PUBLIC ANNOUNCEMENTS.

            Endeavour and Touchstone Louisiana shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement or the transactions contemplated hereunder, and shall not issue any other press release or make any other public statement without prior consent of the other parties, except as may be required by law or, with respect to Endeavour, by obligations pursuant to rule or regulation of the Exchange Act, the Securities Act, any rule or regulation promulgated thereunder or any rule or regulation of the National Association of Securities Dealers.


      5.6 NOTIFICATION OF CERTAIN MATTERS.

            Each party hereto shall promptly notify the other party in writing of any events, facts or occurrences that would result in any breach of any representation or warranty or breach of any covenant by such party contained in this Agreement.


      5.7 PROHIBITION ON TRADING IN SECURITIES.

            Touchstone Louisiana acknowledges that information concerning the matters that are the subject matter of this Agreement may constitute material non-public information under United States federal securities laws, and that United States federal securities laws prohibit any Person who has received material non-public information relating to Endeavour from purchasing or selling securities of Endeavour, or from communicating such information to any Person under circumstances in which it is reasonably foreseeable that such Person is likely to purchase or sell securities of Endeavour. Accordingly, until such time as any such non-public information has been adequately disseminated to the public, Touchstone Louisiana shall not purchase or sell any securities of Endeavour, or communicate such information to any other Person.

      5.8 PROHIBITION ON TRANSFER OF THE NOTE.

            So long as the Note is validly issued and outstanding, Touchstone Louisiana shall not sell, transfer, convey or hypothecate, in whole or in part, the Interest without the express prior written consent of Endeavour.


                                   ARTICLE VI

                 CONDITIONS TO CONSUMMATION OF THE TRANSACTIONS

      6.1  MUTUAL   CONDITIONS  TO   OBLIGATIONS  OF  ENDEAVOUR  AND  TOUCHSTONE
LOUISIANA.

            The obligations of Endeavour and Touchstone Louisiana to consummate the Transactions shall be subject to the fulfillment, or written waiver by each of Endeavour and Touchstone Louisiana, at or prior to the Closing, of each of the following conditions:

            (a) No  domestic  or  foreign  governmental  or  regulatory  agency, authority, bureau, commission, department, official or similar body or instrumentality thereof, or any governmental court, arbitral tribunal located or having jurisdiction in the United States shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, decree, judgment, injunction or other order, whether temporary, preliminary or permanent which is then in effect and has the effect of making the Closing illegal or otherwise prohibiting consummation of the Closing; provided, that the parties use reasonable commercial efforts to challenge any decree, judgment or injunction or other order that is not final and non-applicable; and

            (b) There shall not be pending, instituted or threatened by any Person or Governmental Authority any suit, action, investigation or proceeding seeking to (i) alter, prevent, materially delay, restrain or prohibit the consummation of the Transactions, (ii) obtain from Endeavour any damages that would have, or could reasonably be expected to have, a Material Adverse Effect on Endeavour, or (iii) seeking to prohibit or limit the ownership or operation by Endeavour of its businesses or assets in a manner that would have, or could reasonably be expected to have, a Material Adverse Effect on Endeavour.

      6.2 CONDITIONS TO OBLIGATIONS OF TOUCHSTONE LOUISIANA.

            The obligations of Touchstone Louisiana to consummate the Transactions shall be subject to the fulfillment, or written waiver by Touchstone Louisiana, at or prior to the Closing, of each of the following conditions:

            (a) The representations and warranties of Endeavour set out in this Agreement shall be true and correct in all material respects at and as of the time of the Closing as though such representations and warranties were made at and as of such time;

            (b) Endeavour shall have performed and complied in all material respects with all covenants, conditions, obligations and agreements required by this Agreement to be performed or complied with by Endeavour on or prior to the Closing Date;

            (c) There shall be delivered to Touchstone Louisiana an officer's certificate of Endeavour to the effect that the conditions set forth in Section 6.2(a) and (b) have been satisfied; and

            (d) Endeavour shall have made all the deliveries required of Endeavour under Section 2.2(a).

      6.3 CONDITIONS TO OBLIGATIONS OF ENDEAVOUR.

            The obligations of Endeavour to consummate the Transactions shall be subject to the fulfillment, or written waiver by Endeavour, at or prior to the Closing of each of the following conditions:

            (a) The representations and warranties of Touchstone Louisiana set out in this Agreement shall be true and correct in all material respects at and as of the time of the Closing as though such representations and warranties were made at and as of such time;

            (b) Touchstone Louisiana shall have performed and complied in all material respects with all covenants, conditions, obligations and agreements required by this Agreement to be performed or complied with by Touchstone Louisiana on or prior to the Closing Date;

            (c) There shall be delivered to Endeavour a certificate of the Manager of Touchstone Louisiana to the effect that the conditions set forth in
Section 6.3(a) and (b) hereof have been satisfied; and

            (d) Touchstone Louisiana shall have made all the deliveries required of Touchstone Louisiana under Section 2.2(b).


                                   ARTICLE VII

                                 INDEMNIFICATION

      7.1 INDEMNIFICATION BY THE PARTIES.

            From and after the Closing Date, Endeavour or Touchstone Louisiana, as the case may be (the "Indemnitor"), shall indemnify and hold harmless Touchstone Louisiana or Endeavour, as the case may be (the "Indemnitee"), and its respective officers and directors (the Indemnitee and each such officer and director an "Indemnified Party"), from and against any and all demands, claims, actions or causes of action, judgments, assessments, losses, liabilities, damages or penalties and reasonable attorneys' fees and related disbursements (collectively, "Claims") suffered by such Indemnified Party resulting from or arising out of (i) any inaccuracy in or breach of any of the representations or warranties made by the Indemnitor herein, in any certificate, or in any other document delivered herewith or otherwise required hereby at the time they were made, and, except for representations and warranties that speak as of a specific date or time (which need only be true and correct as of such date or time), on and as of the Closing Date, (ii) any breach or nonfulfillment of any covenants or agreements made by the Indemnitor, and (iii) any misrepresentation made by the Indemnitor, in each case as made herein or in the Exhibits annexed hereto or in any closing certificate, schedule or any ancillary certificates or other documents or instruments furnished by the Indemnitor pursuant hereto or in connection with the Transactions.

      7.2 INDEMNIFICATION PROCEDURES FOR THIRD-PARTY CLAIMS.

            (a) Upon obtaining Knowledge of any Claim by a third party which has given rise to, or is expected to give rise to, a claim for indemnification hereunder, the Indemnitee shall give written notice ("Notice of Claim") of such claim or demand to the Indemnitor, specifying in reasonable detail such
information   as  the   Indemnified   Party  may  have  with   respect  to  such
indemnification claim (including copies of any summons, complaint or other pleading which may have been served on it and any written claim, demand, invoice, billing or other document evidencing or asserting the same). Subject to the limitations set forth in Section 7.2(b) hereof, no failure or delay by the Indemnitee in the performance of the foregoing shall reduce or otherwise affect the obligation of the Indemnitor to indemnify and hold the Indemnified Party harmless, except to the extent that such failure or delay shall have actually adversely affected Indemnitor's ability to defend against, settle or satisfy any Claims for which the Indemnified Party entitled to indemnification hereunder.

      (b) If the claim or demand set forth in the Notice of Claim given by the Indemnitee pursuant to Section 7.2(a) hereof is a claim or demand asserted by a third party, the Indemnitor shall have fifteen (15) days after the date on which Notice of Claim is given to notify the Indemnitee in writing of its election to defend such third party claim or demand on behalf of the Indemnified Party. If the Indemnitor elects to defend such third party claim or demand, the Indemnitee shall make available to the Indemnitor and its agents and representatives all records and other materials that are reasonably required in the defense of such third party claim or demand and shall otherwise cooperate with, and assist the Indemnitor in the defense of, such third party claim or demand, and so long as the Indemnitor is defending such third party claim in good faith, the Indemnified Party shall not pay, settle or compromise such third party claim or demand. If the Indemnitor elects to defend such third party claim or demand, the Indemnified Party shall have the right to participate in the defense of such third party claim or demand, at such Indemnified Party's own expense. In the event, however, that such Indemnified Party reasonably determines that representation by counsel to the Indemnitor of both the Indemnitor and such Indemnified Party could reasonably be expected to present counsel with a conflict of interest, then the Indemnified Party may employ separate counsel to represent or defend it in any such action or proceeding and the Indemnitor will pay the fees and expenses of such counsel. If the Indemnitor does not elect to defend such third party claim or demand or does not defend such third party claim or demand in good faith, the Indemnified Party shall have the right, in addition to any other right or remedy it may have hereunder, at the Indemnitor's expense, to defend such third party claim or demand; provided, however, that (i) such Indemnified Party shall not have any obligation to participate in the defense of, or defend, any such third party claim or demand; (ii) such Indemnified Party's defense of or its participation in the defense of any such third party claim or demand shall not in any way diminish or lessen the obligations of the Indemnitor under the agreements of indemnification set forth in this Article VII; and (iii) such Indemnified Party may not settle any claim without the consent of the Indemnitor, which consent shall not be unreasonably withheld or delayed.

            (c) The Indemnitor and the Indemnitee and the other Indemnified Party, if any, shall cooperate fully in all aspects of any investigation, defense, pre-trial activities, trial, compromise, settlement or discharge of any claim in respect of which indemnity is sought pursuant to this Article VII, including, but not limited to, by providing the other party with reasonable access to employees and officers (including as witnesses) and other information.

            (d) Except for third party claims being defended in good faith, the Indemnitor shall satisfy its obligations under this Article VII in respect of a valid claim for indemnification hereunder which is not contested by the Indemnitor in good faith in cash within thirty (30) days after the date on which Notice of Claim is given.

      7.3 INDEMNIFICATION PROCEDURES FOR NON-THIRD PARTY CLAIMS.

            In the event any Indemnified Party should have an indemnification claim against the Indemnitor under this Agreement that does not involve a claim by a third party, the Indemnified Party shall promptly deliver notice of such claim to the Indemnitor in writing and in reasonable detail. The failure by any Indemnified Party to so notify the Indemnitor shall not relieve the Indemnitor from any liability that it may have to such Indemnified Party, except to the extent that the Indemnitor has been actually prejudiced by such failure. If the Indemnitor does not notify the Indemnified Party within fifteen (15) Business Days following its receipt of such notice that the Indemnitor disputes such claim, such claim specified by the Indemnitor in such notice shall be conclusively deemed a liability of the Indemnitor under this Article VII and the Indemnitor shall pay the amount of such liability to the Indemnified Party on demand, or in the case of any notice in which the amount of the claim is estimated, on such later date when the amount of such claim is finally determined. If the Indemnitor disputes its liability with respect to such claim in a timely manner, the Indemnitor and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute and, if not resolved through negotiations, such dispute shall be submitted to arbitration pursuant to
Section 8.12.

      7.4 LIMITATIONS ON INDEMNIFICATION.

            No claim for indemnification under this Article VII shall be asserted by, and no liability for such indemnify shall be enforced against, the Indemnitor to the extent the Indemnified Party has theretofore received indemnification or otherwise been compensated for such Claim. In the event that an Indemnified Party shall later collect any such amounts recovered under insurance policies with respect to any Claim for which it has previously received payments under this Article VII from the Indemnitor, such Indemnified Party shall promptly repay to the Indemnitor such amount recovered. Notwithstanding the provisions of this Article VII, the amount of indemnification for which any Indemnitor shall be liable hereunder shall be limited to the amount of the Cash Consideration and the principal and interest due and payable under the Note.

      7.5 EXCLUSIVE REMEDY.

            The indemnification provisions of this Article VII (i) shall be the exclusive remedy following the Closing with respect to breaches thereof, (ii) shall apply without regard to, and shall not be subject to, any limitation by reason of set-off, limitation or otherwise and (iii) are intended to be comprehensive and not to be limited by any requirements of law concerning prominence of language or waiver of any legal right under any law (including, without limitation, rights under any workers compensation statute or similar statute conferring immunity from suit). The obligations of the parties set forth in this Article VII shall be conditioned upon the Closing having occurred.

                                  ARTICLE VIII

                                  MISCELLANEOUS

      8.1 ENTIRE AGREEMENT.

            This Agreement and the Schedules and Exhibits hereto contain the entire agreement between the parties and supercede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

      8.2 AMENDMENT AND MODIFICATIONS.

            This Agreement may not be amended, modified or supplemented except by an instrument or instruments in writing signed by the party against whom enforcement of any such amendment, modification or supplement is sought.

      8.3 EXTENSIONS AND WAIVERS.

            At any time prior to the Closing, the parties hereto entitled to the benefits of a term or provision may (a) extend the time for the performance of any of the obligations or other acts of the parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document, certificate or writing delivered pursuant hereto, or (c) waive compliance with any obligation, covenant, agreement or condition contained herein. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument or instruments in writing signed by the party against whom enforcement of any such extension or waiver is sought. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement.

      8.4 SUCCESSORS AND ASSIGNS.

            This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided, however, that no party hereto may assign its rights or delegate its obligations under this Agreement without the express prior written consent of the other party hereto. Except as provided in Article VII, nothing in this Agreement is intended to confer upon any person not a party hereto (and their successors and assigns) any rights, remedies, obligations or liabilities under or by reason of this Agreement.

      8.5 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS.

            The representations and warranties contained herein shall survive the Closing and shall thereupon terminate twelve (12) months from the Closing, except that the representations contained in Sections 3.1, 3.2, 3.4, 4.1, 4.2 and 4.4 shall survive indefinitely. All covenants, conditions, obligations and agreements contained herein which by their terms contemplate actions following the Closing shall survive the Closing and remain in full force and effect in accordance with their terms. All other covenants, conditions, obligations and agreements contained herein shall not survive the Closing and shall thereupon terminate.

      8.6 HEADINGS; DEFINITIONS.

            The Section and Article headings contained in this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement. All references to Sections or Articles contained herein mean Sections or Articles of this Agreement unless otherwise stated. All capitalized terms defined herein are equally applicable to both the singular and plural forms of such terms.

      8.7 SEVERABILITY.

            If any provision of this Agreement or the application thereof to any Person or circumstance is held to be invalid or unenforceable to any extent, the remainder of this Agreement shall remain in full force and effect and shall be reformed to render the Agreement valid and enforceable while reflecting to the greatest extent permissible the intent of the parties.

      8.8 SPECIFIC PERFORMANCE.

            The parties hereto agree that in the event that any party fails to consummate the Transactions in accordance with the terms of this Agreement, irreparable damage would occur, no adequate remedy at law would exist and damages would be difficult to determine, and that the parties shall be entitled to specific performance in such event, without the necessity of proving the inadequacy of money damages as a remedy, in addition to any other remedy at law or in equity.

      8.9   EXPENSES.

            Whether or not the Transactions are consummated, and except as otherwise expressly set forth herein, all legal and other costs and expenses incurred in connection with the Transactions shall be paid by the party incurring such expenses and shall be paid at the Closing.

      8.10  NOTICES.

            All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, telecopy, telefax or other electronic transmission service to the appropriate address or number as set forth below.

      If to Endeavour:                       with a copy to:

      Endeavour International Corporation    Porter & Hedges, L.L.P.
      1001 Fannin Street, 17th Floor         700 Louisiana, Suite 3500
      Houston, Texas 77010                   Houston, Texas 77002
      Attention:  William L. Transier        Attention: Chris A. Ferazzi, Esq.

      If to Touchstone Louisiana:            with a copy to:

      Touchstone Louisiana, Inc.             Spector Gadon & Rosen, P.C.
      111 Presidential Boulevard             1635 Market Street
      Suite 165                              7th Floor
      Bala Cynwyd, PA 19004                  Bala Cynwyd, PA 19004
      Attention:  President                  Attention: Vincent A. Vietti, Esq.

      8.11 GOVERNING LAW.

            This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

      8.12 ARBITRATION.

            If a dispute arises as to the interpretation of this Agreement, it shall be decided in an arbitration proceeding conforming to the Rules of the American Arbitration Association applicable to commercial arbitration then in effect at the time of the dispute. The arbitration shall take place in Houston, Texas. The decision of the Arbitrators shall be conclusively binding upon the parties and final, and such decision shall be enforceable as a judgment in any court of competent jurisdiction. The parties shall share equally the costs of the arbitration.

      8.13 COUNTERPARTS.

            This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

      8.14 CERTAIN DEFINITIONS.

            As used herein:

            (a) "Affiliate" shall have the meanings ascribed to such term in Rule 12b-2 of the Exchange Act;

            (b) "Business Day" shall mean any day other than a Saturday, Sunday or a day on which federally chartered financial institutions are not open for business in the City of Philadelphia, Pennsylvania;

            (c) "Confidential Information" shall mean the existence and contents of this Agreement and the Schedules and Exhibits hereto, and all proprietary technical, economic, environmental, operational, financial and/or business information or material of one party which, prior to or following the Closing Date, has been disclosed by Endeavour, on the one hand, or Touchstone Louisiana, on the other hand, in written, oral (including by recording), electronic, or visual form to, or otherwise has come into the possession of, the other.

            (d) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended;

            (e)  "Governmental  Authority"  shall mean any nation or government, any state, municipality or other political subdivision thereof and any entity, body, agency, commission or court, whether domestic, foreign or multinational, exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any executive official thereof;

            (f) "Knowledge" shall mean (i) with respect to an individual, knowledge of a particular fact or other matter, if such individual is aware of such fact or other matter, and (ii) with respect to a Person that is not an individual, knowledge of a particular fact or other matter if any individual who is serving, or who has at any time served, as a director, officer, partner, executor, or trustee of such Person (or in any similar capacity) has, or at any time had, knowledge of such fact or other matter;

            (g) "Liens" shall mean liens, pledges, charges, claims, security interests, purchase agreements, options, title defects, restrictions on transfer or other encumbrances, or any agreements (other than this Agreement) to do any of the foregoing, of any nature whatsoever, whether consensual, statutory or otherwise, except with respect to any of the foregoing set forth in the Partnership Agreement;

            (h) "Material Adverse Effect" shall mean, with respect to any Person, any adverse effect on the business, assets, liabilities, condition (financial or otherwise) or results of operation of such Person and its subsidiaries, if any, which is material to such Person and its subsidiaries, if any, taken as a whole;

            (i) "Person" shall mean any individual, corporation, partnership, association, trust or other entity or organization, including a governmental or political subdivision or any agency or institution thereof;

            (j) "SEC" shall mean the Securities and Exchange Commission; and

            (k) "Securities Act" shall mean the Securities Act of 1933, as amended.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                 ENDEAVOUR INTERNATIONAL CORPORATION


                                 By:  /s/ H. Don Teague
                                      -----------------------------------
                                      H. Don Teague
                                      Executive Vice President


                                 TOUCHSTONE LOUISIANA, INC.


                                 By:  /s/ Stephen P. Harrington
                                      -----------------------------------
                                      Stephen P. Harrington
                                      President